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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): August 27, 2001

                               EXUS NETWORKS, INC.
                               -------------------
             (Exact name of registrant as specified in its chapter)


           Nevada                    000-30183             91-1317131
           ------                    ---------             ----------
(State or other jurisdiction        (Commission           (IRS Employer
      of incorporation)             File Number)       Identification No.)



                             29 Broadway, Suite 1110
                                  New York, NY                         10006
                                  ------------                         -----
                    (Address of principal executive offices)         (Zip Code)
Registrant's telephone number, including area code: (212) 514-6122
                                                    --------------


                                       N/A
          (Former name or former address, if changed since last report)




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Item 4. Changes in Registrant's Certifying Accountant.

         Pursuant to Item 304 of Regulation S-B, the registrant states:

         (a)(1)  On  August  27,  2001,  the  registrant   changed   independent
accountants from Nelson, Mayoka & Company, P.C. to BDO Seidman, LLP.

         (i) The registrant decided not to reappoint Nelson, Mayoka & Company, P.C. as its independent accountants;

         (ii) The report of Nelson, Mayoka & Company, P.C. on the registrant's financial statements for each of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles, except that the report of Nelson, Mayoka & Company, P.C. on the registrant's financial statements as of December 31, 2000 and for the year then ended noted that the registrant's lack of sufficient working capital to operate as of December 31, 2000 raised substantial doubt about its ability to continue as a going concern;

         (iii) The registrant's decision to change independent accountants was approved by the registrant's board of directors; and

         (iv) During the past two fiscal years and the interim period through August 27, 2001, there were no disagreements between the registrant and Nelson, Mayoka & Company, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with any report.

         (2) On August 27, 2001, the registrant engaged BDO Seidman, LLP as its new independent accountants. Prior to engaging BDO Seidman, LLP, the registrant did not consult with its new independent accountants regarding any matter under the circumstances described in Item 304(a)(2) of Regulation S-B.

         (3) The registrant has provided to Nelson, Mayoka & Company, P.C., its former independent accountants, a copy of the disclosures contained in this Item 4, and the registrant has requested a letter from Nelson, Mayoka & Company, P.C., addressed to the Commission, stating whether it agrees with the statements made by the registrant and, if not, stating the respects in which it does not agree. A copy of such letter is attached hereto.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   EXUS NETWORKS, INC.

                                                   /s/ Isaac H. Sutton
                                                   President and Director

Dated: August 27, 2001


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